SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report:  August 6, 1998

                             WINFIELD CAPITAL CORP.
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               (Exact Name of Registrant as Specified in Charter)

           New York               33-94322                    13-2704241
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         (State of           (Commission File                IRS Employer
        Incorporation)            Number)                 Identification No.

               237 Mamaroneck Avenue, White Plains, New York 10605
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               (Address of Principal Executive Offices) (Zip Code)

        Registrant's telephone number, including area code (914) 949-2600
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

ITEM 5.  OTHER EVENTS.

     On July 31, 1998, the common stock of Cyberian Outpost, Inc. of Kent, Connecticut ("Cyberian"), one of the Registrant's portfolio companies, commenced trading on the Nasdaq National Market under the symbol "COOL".

     Cyberian is a leading global Internet retailer of computer hardware, software and peripheral products to the consumer and small office/home office marketplace.

     The Registrant owns beneficially 1,330,460 shares of common stock of Cyberian and in addition holds warrants to purchase an additional 134,736 shares of common stock of Cyberian. The securities held by the Registrant are subject to restrictions on transferability, including the underwriters' lock-up of 180 days from July 31, 1998. Consistent with the regulations of the SBA, the Registrant intends to discount the carrying value of its investment in Cyberian so long as such restrictions on transferability exist.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            WINFIELD CAPITAL CORP.


Dated:    August 6, 1998                    By:  /s/ PAUL A. PERLIN
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                                                Paul  A. Perlin
                                                Chief Executive Officer